SECURITIES PURCHASE AGREEMENT

          This Securities Purchase Agreement (this "Agreement") is dated as of October 29, 2004, between eMagin Corporation, a Delaware corporation (the "Company"), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a "Purchaser" and collectively the "Purchasers"); and

          WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, shares of Common Stock and a Warrant on the Closing Date pursuant to an effective Registration Statement on Form S-3, registration file no. 333-115161. The Company has engaged W.R. Hambrecht + Co., LLC as its placement agent (the "Placement Agent") in connection with such issuance and sale to the Purchasers.

          NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

                                   ARTICLE I.
                                  DEFINITIONS

          1.1 Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings indicated in this Section 1.1:

               "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 144. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

               "Business Day" means any day except Saturday, Sunday and any day which shall be a federal legal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

               "Closing" means the closing of the purchase and sale of the Common Stock and the Warrants pursuant to Section 2.1.

               "Closing Date" means the Business Day on which the purchase and sale of the Securities contemplated by this Agreement occurs.

               "Commission" means the Securities and Exchange Commission.


               "Common Stock" means the common stock of the Company, $0.001 par value per share, and any securities into which such common stock may hereafter be reclassified.

               "Company Counsel" means Sichenzia Ross Friedman Ference LLP.

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               "Escrow Agent" means JP Morgan Chase Bank.

               "Exchange Act" means the Securities Exchange Act of 1934, as amended.

               "Governmental Authority" means any nation or government, any state, provincial or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including without limitation the Commission and any stock exchange, securities market or self-regulatory organization.

               "Lien" means, with respect to any property, any mortgage or mortgages, pledge, hypothecation, assignment, deposit arrangement, security interest, tax lien, financing statement, pledge, charge, or other lien, charge, easement, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

               "Per Share Purchase Price" means $1.05, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement and prior to the Closing.

               "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

               "Registration Statement" has the meaning set forth in Section 3.1(a).

               "Rule 144" means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as Rule 144.

               "SEC  Reports"  shall have the  meaning  ascribed to such term in
          Section 3.1(i).

               "Securities"  means the  Shares,  the  Warrants  and the  Warrant
          Shares.

               "Securities Act" means the Securities Act of 1933, as amended.

               "Shares" means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

               "Subscription Amount" means, as to each Purchaser, the amount set forth below such Purchaser's signature block on the signature page hereto, in United States dollars and in immediately available funds.

               "Subsidiary" means, with respect to the Company, any corporation or other entity of which at least a majority of the outstanding shares of stock or other ownership interests having by the terms thereof ordinary voting power to elect a majority of the board of directors (or Persons performing similar functions) of such corporation or entity (regardless of whether, in the case of a corporation, stock of any other class or classes of such corporation shall or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned or controlled by the Company and/or one or more of its Affiliates.

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

               "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange ("AMEX"), the New York Stock Exchange, Nasdaq National Market or the Nasdaq SmallCap Market.

               "Transaction Documents" means this Agreement, the Warrants, the Escrow Agreement, and any other documents or agreements executed in connection with the transactions contemplated hereunder.

               "Warrants" means the Series F common stock purchase warrants, in the form of Exhibit A, issuable to the Purchasers at the Closing.

               "Warrant Shares" means the shares of Common Stock issuable upon exercise of the Warrants.

                                  ARTICLE II.
                                PURCHASE AND SALE

          2.1 Closing. At the Closing, each Purchaser shall purchase from the Company, severally and not jointly with the other Purchasers, and the Company shall issue and sell to each Purchaser, (a) a number of Shares equal to such Purchaser's Subscription Amount divided by the Per Share Purchase Price and (b) a Warrant covering the number of Warrant Shares and with an exercise price as determined pursuant to Section 2.2(a)(iii). The maximum aggregate number of Shares to be sold to the Purchasers hereunder shall not exceed 13,000,000 Shares and, if such number of Shares would exceed 13,000,000, (i) each Purchaser's Subscription Amount shall be reduced on a pro rata basis so that such aggregate number of Shares will equal 13,000,000 Shares and (ii) to the extent that any Purchaser has delivered to the Company funds in excess of such Purchaser's Subscription Amount after giving effect to such reduction, the Company shall remit such excess to such Purchaser as promptly as reasonably practicable (but in no event later than the Business Day following the Closing). Upon satisfaction, or waiver by the appropriate party, of the conditions set forth in
Section 2.2, the Closing shall occur at the offices of the Company Counsel, or such other location as the parties shall mutually agree.

          2.2 Closing Conditions.

                    (a) At the Closing the Company  shall deliver or cause to be delivered to each Purchaser the following:

                         (i) this Agreement duly executed by the Company;

                         (ii) a number of Shares  determined in accordance  with
                    Section 2.1 above, registered in the name of such Purchaser, such delivery to be made by crediting the account of such Purchaser or its nominee at the Depository Trust Company with the number of Shares required by this Agreement to be delivered (without any restriction on further transfer or resale); provided, however, that if a Purchaser so notifies the Company in writing on or before the Closing Date, the Company shall effect delivery of the Shares by delivering to such Purchaser or its nominee physical certificates representing such Shares (without any restrictive or other legend thereon);

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
                         (iii) a Warrant, registered in the name of such Purchaser, pursuant to which such Purchaser shall have the right to purchase up to a number of shares of Common Stock equal to 50% of the Shares to be issued to such Purchaser at the Closing, which Warrant shall have an exercise price equal to $1.21 per share of Common Stock, subject to adjustment as described therein, and be exercisable on or after the six month anniversary of the Closing Date until five (5) years from anniversary date;

                         (iv) an  opinion of  Company  Counsel,  dated as of the
                    Closing Date, in substantially the form set forth on Exhibit B;

                         (v) a certificate, signed by the Chief Executive Officer and Chief Financial Officer of the Company, certifying that the conditions specified in paragraphs (a) and (d) of this Section 2.2 have been fulfilled as of the Closing Date, it being understood that such Purchaser may rely on such certificate as a representation and warranty of the Company made herein; and

                         (vi) a certificate, signed by the Secretary or an Assistant Secretary of the Company, attaching (i) the Certificate of Incorporation and By-Laws of the Company, and
                    (ii) resolutions passed by its Board of Directors to authorize the transactions contemplated hereby and by the other Transaction Documents, and certifying that such documents are true and complete copies of the originals and that such resolutions have not been amended or superseded, it being understood that such Purchaser may rely on such certificate as a representation and warranty of the Company made herein.

                    (b) At or prior to the Closing each Purchaser  shall deliver or cause to be delivered to the Company the following:

                         (i) this Agreement duly executed by such Purchaser; and

                         (ii) such Purchaser's Subscription Amount by wire transfer, either directly or pursuant to an escrow agreement (the "Escrow Agreement") (it being understood that such delivery shall be deemed to have been made upon receipt by the Company from such Purchaser of a fed wire number for such transfer).

                    (c) The  Company's  obligations  to effect the Closing  with each Purchaser are conditioned upon the fulfillment (or waiver by the Company in its sole and absolute discretion) of each of the following events as of the Closing Date:



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

                         (i) such  Purchaser  shall  have  made  the  deliveries
                    required by Section 2.2(b);

                         (ii) the  Closing  shall have  occurred  on or prior to
                    November 3, 2004;

                         (iii) the representations and warranties of such Purchaser set forth in this Agreement shall be true and correct in all material respects as of such date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, in which case such representation or warranty shall be true and correct in all respects as of that particular date);

                         (iv) such Purchaser shall have complied with or performed all of the agreements, obligations and conditions set forth in this Agreement that are required to be complied with or performed by such Purchaser on or before the Closing; and

                         (v) there shall be no injunction,  restraining order or
                    decree of any nature of any court or Government Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby or by the other Transaction Documents;

                    (d) Each  Purchaser's  obligations  to effect  the  Closing, including without limitation its obligation to purchase Shares and a Warrant at the Closing, are conditioned upon the fulfillment (or waiver by such Purchaser in its sole and absolute discretion) of each of the following events as of the Closing
               Date:

                         (i) the Company shall have made the deliveries required
                    by Section 2.2(a);

                         (ii) the  Closing  shall have  occurred  on or prior to
                    November 3, 2004;

                         (iii) the representations and warranties of the Company
                    set forth in this Agreement and in the other Transaction Documents shall be true and correct in all material respects as of such date as if made on such date (except that to the extent that any such representation or warranty relates to a particular date, in which case such representation or warranty shall be true and correct in all material respects as of that particular date);

                         (iv) the Company  shall have filed the  Prospectus  (as
                    defined below) with the Commission pursuant to Rule 424(b) of the Rules and Regulations (as defined below), and provided such Purchaser with a copy thereof;

                         (v) the Company  shall have  complied with or performed
                    in all material respects all of the agreements, obligations and conditions set forth in this Agreement or the other Transaction Documents that are required to be complied with or performed by the Company on or before such date;

                         (vi) the  Company  and the  Placement  Agent shall have
                    executed a placement agency agreement (the "Placement Agency Agreement");

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
                         (vii) the Company,  the Placement Agent, and the Escrow
                    Agent, shall have entered into an escrow agreement for the benefit of the Purchasers (the "Escrow Agreement");

                         (viii) there shall have occurred no material adverse change in the Company's consolidated business or financial condition since the date of the Company's most recent financial statements contained in the SEC Reports;

                         (ix) the Common  Stock  shall be listed on the AMEX and
                    the Company shall have made or obtained any applications, filings or approvals required in order for the Shares and Warrant Shares to be traded on such exchange, and reasonable evidence thereof shall have been provided to such Purchaser at or prior to the Closing;

                         (x) there shall be no injunction,  restraining order or
                    decree of any nature of any court or Government Authority of competent jurisdiction that is in effect that restrains or prohibits the consummation of the transactions contemplated hereby or by the other Transaction Documents; and

                         (xi) from the date hereof to the Closing Date,  trading
                    in the Common Stock shall not have been suspended by the Commission or the American Stock Exchange (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally or on any Trading Market, as reported by Bloomberg Financial Markets shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Shares and the Warrants at the Closing.


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
                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

          3.1 Representations and Warranties of the Company. The Company hereby represents and warrants to each Purchaser, as of the date of this Agreement, as set forth below.

                    (a) The  Company  has filed with the  Commission,  on May 5,
               2004, a "shelf" registration statement on Form S-3 (Registration No. 333-115161), and a prospectus dated June 10, 2004, as supplemented on October 25, 2004, relating to the Common Stock and certain other securities of the Company, under the Securities Act, and the rules and regulations (collectively, the "Rules and Regulations") of the Commission promulgated thereunder. Such registration statement, as amended at the time it became effective, including the exhibits and information (if any) deemed to be part of such registration statement at the time of effectiveness pursuant to Rule 430A or 434(d) under the Securities Act, is hereinafter referred to as the "Registration Statement." The Registration Statement was declared effective by the Commission on June 10, 2004, and no stop order suspending the effectiveness of the Registration Statement has been issued and, to the Company's knowledge, no proceeding for that purpose has been initiated or threatened by the Commission. The Company proposes to file the Prospectus (as defined below) with the Commission pursuant to Rule 424(b) of the Rules and Regulations. The Prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, is hereinafter referred to as the "Prospectus," except that if any revised prospectus or prospectus supplement shall be provided to the Placement Agent by the Company for use in connection with the offering and sale of the Securities which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b) of the Rules and Regulations), the term "Prospectus" shall refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Placement Agent for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement or filed with the Commission pursuant to Rule 424 under the Act is hereafter called a "Preliminary Prospectus." Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the last to occur of the effective date of the Registration Statement, the date of the Preliminary Prospectus, or the date of the Prospectus, and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include (i) the filing of any document under the Exchange Act after the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference and (ii) any such document so filed.

                    (b) When the Registration  Statement became effective,  upon the filing or first delivery to the Purchasers of the Prospectus, as of the date hereof, and at the Closing Date, the Registration Statement (and any post-effective amendment thereto) and the Prospectus (as amended or as supplemented if the Company shall have filed with the Commission any amendment or supplement to the Registration Statement or the Prospectus) contained and will contain all statements which are required to be stated therein in accordance with the Securities Act and the Rules and Regulations, complied and will comply in all material respects with the Securities Act and the Rules and Regulations, and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the light of the circumstances under which they were made, in the case of the Prospectus) not misleading; each Preliminary Prospectus, as of the date filed with the Commission, did not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; except that no representation or warranty is made in this Section 3.1(b) with respect to statements or omissions made in reliance upon and in conformity with written information furnished to the Company expressly for inclusion in the Prospectus by a Purchaser. The Company has not distributed any offering material in connection with the offering and sale of the Securities, other than the Registration Statement, the Preliminary Prospectus and the Prospectus.

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

                    (c) Subsidiaries.  The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights.

                    (d) Organization and Qualification.  Each of the Company and
               the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not, individually or in the aggregate: (i) adversely affect the legality, validity or enforceability of any Transaction Document,
               (ii) have or result in or be reasonably likely to have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Documents (any of (i), (ii) or (iii), a "Material Adverse Effect").

                    (e) Authorization; Enforcement. The Company has the requisite legal and corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder or thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby or thereby have been duly authorized by all necessary action on the part of the
               Company and no further consent or action is required by the Company. Each of the Transaction Documents has been (or upon delivery will be) duly executed by the Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and general principles of equity. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, by-laws or other organizational or charter documents.

                    (f) No Conflicts. The execution, delivery and performance of the Transaction Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company's or any Subsidiary's certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result, in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or
               Governmental Authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected.

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

                    (g) Issuance of the Securities. The Shares, the Warrants and
               the Warrant Shares are duly authorized and, when issued and paid for in accordance with this Agreement and the other the Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company. The Company has reserved from its duly authorized capital stock such number of shares of Common Stock as are issuable pursuant to this Agreement and the Warrants.

                    (h) Capitalization.  The capitalization of the Company is as described in the Company's Quarterly Report on Form 10-QSB filed with the Commission on August 16, 2004. Except as disclosed in the Form 8-K filed by the Company with the Commission on October 26, 2004, the Company has not issued any capital stock since such filing other than pursuant to the exercise of employee stock options under the Company's stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company's employee stock purchase plan and pursuant to the conversion or exercise of outstanding options, warrants or other securities or rights convertible or exercisable into shares of Common Stock, the issuance of shares of Common Stock to consultants, professionals and service providers pursuant to the Company's 2004 non-employee compensation plan and that were specifically disclosed in such SEC Report. Except for rights of participation granted to the persons that participated in (i) the private placement offering completed in January 2004, and (ii) the conversion of secured convertible notes completed pursuant to the Master Amendment Agreement, dated as of February 17, 2004 (as amended by Letter Agreement dated March 1, 2004), no shares of the capital stock of the Company are subject to preemptive rights or any other similar rights of security holders of the Company or any Liens created by or through the Company. Except as specifically disclosed in such SEC Report, there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into or exercisable or exchangeable for, any shares of capital stock of the Company, or arrangements by which the Company is or may become bound to issue additional shares of capital stock of the Company or any of the Subsidiaries (whether pursuant to anti-dilution, "reset" or other similar provisions).

                    (i) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the "SEC Reports") on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. The Company has identified and made available to the Purchasers a copy of all SEC Reports filed within the 10 days preceding the date hereof. As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

                    (j) Material  Changes.  Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in the SEC Reports filed with the Commission since such date and publicly available at least two
               (2) Business Days prior to the date hereof through the Commission's EDGAR database: (i) there has been no event, occurrence or development that has had or that could result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option or similar plans, and (v) neither the Company nor Subsidiary has sustained or will sustain any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or Governmental Authority.

                    (k) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, or Governmental Authority (federal, state, county, local or foreign) (collectively, an "Action") which: (i) adversely affects or challenges the ------ legality, validity or enforceability of any of the Transaction
               Documents or the Securities or (ii) could, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. The Company does not have pending before the Commission any request for confidential treatment of information. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act.

                    (l) Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company which could reasonably be expected to result in a Material Adverse Effect.

                    (m) Compliance.  Neither the Company nor any Subsidiary: (i)
               is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any Governmental Authority, except in each case as could not, individually or in the aggregate, have or result in a Material Adverse Effect.

                    (n) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

                    (o) Title to Assets.  The Company and the Subsidiaries  have good and marketable title in fee simple to all real property owned by them that is material to the business of the Company and the Subsidiaries and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases of which the Company and the Subsidiaries are in compliance, except where the failure to be in compliance would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

                    (p) Patents and Trademarks. The Company and the Subsidiaries
               have, or have obtained valid and enforceable licenses or options or rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights necessary or material for use in connection with their respective businesses as described in the SEC Reports and which the failure to so have could have a Material Adverse Effect (collectively, the "Intellectual Property Rights"). The Company is in compliance with its license agreement with Eastman Kodak, is not in receipt of any notices from Eastman Kodak as to any failure to be in compliance and, to its knowledge, Eastman Kodak has not licensed the OLED technology to any other party other than the Company. Neither the Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

                    (q) Insurance.  The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged. To the best of Company's knowledge, such insurance contracts and policies are accurate, complete and in full force and effect. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

                    (r) Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $200,000 in the aggregate other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) for other employee benefits, including stock option agreements under any stock option plan duly adopted by the Company.

                    (s) Sarbanes-Oxley; Internal Accounting Controls. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the date of this Agreement. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations,
               (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosures controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities, particularly during the period in which the Company's most recently filed periodic report under the Exchange Act was being prepared. The Company's certifying officers have evaluated the effectiveness of the Company's controls and procedures as of the date prior to the filing date of the most recently filed periodic report under the Exchange Act (such date, the "Evaluation Date"). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers regarding the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no material changes in the Company's internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act) or, to the Company's knowledge, in other factors that could materially affect the Company's internal controls.

                    (t) Certain Fees.  Except for W.R.  Hambrecht + Co., LLC and
               Larkspur Capital Corporation, no brokerage or finder's fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement, and the Company has not taken any action that would cause any Purchaser to be liable for any such fees or commissions. The Company agrees that the Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of any Person for fees of the type contemplated by this Section in connection with the transactions contemplated by this Agreement.

                    (u) Compliance with Securities  Act;  Listing  Requirements;
               Registration Rights.

                         (i) The offer and sale of the Shares  and the  Warrants
                    by the Company to the Purchasers at the Closing, and the Warrant Shares upon exercise of the Warrants, will be made pursuant to the Registration Statement and the Prospectus, and will comply in all material respects with the requirements of the Securities Act, the Exchange Act and the Rules and Regulations.

                         (ii) At the Closing,  the Shares and the Warrants,  and
                    upon exercise of the Warrants, the Warrant Shares shall be issued to each Purchaser without any restrictive or other legend and, at all times following the Closing, there shall exist no restriction on, or any requirement imposed by the Company or its transfer agent with respect to, the offer or sale of Shares, the Warrants or the Warrant Shares by any Purchaser, regardless of whether such offer or sale is made to the public, on an exchange (in which the case the rules of such exchange shall apply), in a private transaction, or otherwise.

                         (iii) The Company's Common Stock is registered pursuant
                    to Section 12(g) of the Exchange Act and is listed on the American Stock Exchange. Except as set forth in the SEC Reports, the Company currently meets the continuing eligibility requirements for listing on the American Stock Exchange and has not received any notice from such market that it does not currently satisfy such requirements or that such continued listing is in any way threatened. The Company has taken no action designed to, or which, to the knowledge of the Company, would reasonably be expected to have the effect of, terminating the registration of the Common Stock under the Exchange Act or delisting the Common Stock from the American Stock Exchange. The issuance and sale of the Securities hereunder does not and will not contravene the rules and regulations, or any listing criteria, of the American Stock Exchange.

                         (iv) The  Company has not granted or agreed to grant to
                    any person or entity any rights (including "piggy-back" registration rights) to have any securities of the Company registered with the Commission or any other Governmental Authority which has not been satisfied in full prior to the date hereof; provided, however that in the event that any of the Company's currently effective registration statements do not remain effective or current, certain of the persons with rights thereunder will have additional rights to registration.

                    (v) Investment Company. The Company is not, and is not an Affiliate of, and will not be immediately following the Closing, an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                    (w) Tax Status. The Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, and shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statue or local tax. None of the Company's tax returns is presently being audited by any taxing authority.

                    (x) Disclosure. The Company confirms that, neither the Company nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that constitutes or might constitute material, non-public information and that, following the issuance of the press release or Form 8-K described in Section 4.3 below, no Purchaser shall be in possession of any material, non-public information. The Company understands and confirms that the
               Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. All disclosure provided to the Purchasers regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company with respect to the representations and warranties made herein are true and correct with respect to such representations and warranties and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

                    (y) No  Integrated  Offering.  Assuming  the accuracy of the
               Purchasers' representations and warranties set forth in Section 3.2, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, except as disclosed in the Form 8-K filed by the Company with the Commission on October 26, 2004, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of the Company are listed or designated.

                    (z) Solvency. Based on the financial condition of the Company as of the Closing Date after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder, (i) the Company's fair saleable value of its assets exceeds the amount that will be required to be paid on or in respect of the Company's existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company's assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt).

                    (aa)  Acknowledgment   Regarding   Purchasers'  Purchase  of
               Securities. The Company acknowledges and agrees that the Purchasers are acting solely in the capacity of arm's length purchasers with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any statement made by any Purchaser or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is not advice or a recommendation and is merely incidental to the Purchasers' purchase of the Securities. The Company further represents to each Purchaser that the Company's decision to enter into this Agreement has been based solely on the independent evaluation of the Company and its representatives.

                    (bb) Certificates. No statement,  representation or warranty made by the Company in this Agreement or made in any certificate or document required by the Transaction Documents to be delivered was or will be, when made, inaccurate, untrue or incorrect in any material respect.

                    (cc) No Stabilization. The Company and its directors, officers or controlling persons have not taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result in, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Securities.

                    (dd) Compliance with Environmental Laws. The business and operations of the Company have been and are being conducted in compliance with all applicable laws, ordinances, rules, regulations, licenses, permits, approvals, plans, authorizations or requirements relating to occupational safety and health, or pollution, or protection of health or the environment (including, without limitation, those relating to emissions, discharges, releases or threatened releases of pollutants, contaminants or hazardous or toxic substances, materials or wastes into ambient air, surface water, groundwater or land, or relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of chemical substances, pollutants, contaminants or hazardous or toxic substances, materials or wastes, whether solid, gaseous or liquid in nature) of any governmental department, commission, board, bureau, agency or instrumentality of the United States, any state or political subdivision thereof, or any foreign jurisdiction, and all applicable judicial or administrative agency or regulatory decrees, awards, judgments and orders relating thereto, except where the failure to be in such compliance will not, individually or in the aggregate, have a Material Adverse Effect; and the Company has not received any notice from any governmental instrumentality or any third party alleging any material violation thereof or liability thereunder (including, without limitation, liability for costs of investigating or remediating sites containing hazardous substances and/or damages to natural resources).

                    (ee) No Unlawful  Payments.  The Company and Subsidiary have not at any time since their respective incorporations, directly or indirectly, (i) made any unlawful contribution to any candidate for public office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

                    (ff) Compliance with ERISA.  Each material  employee benefit plan, within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), that is maintained, administered or contributed to by the Company or any of its affiliates for employees or former employees of the Company and Subsidiary has been maintained in material compliance with its terms and the requirements of any applicable statutes, orders, rules and regulations, including but not limited to ERISA and the Internal Revenue Code of 1986, as amended (the "Code"); no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred which would result in a material liability to the Company with respect to any such plan excluding transactions effected pursuant to a statutory or administrative exemption; and for each such plan that is subject  to the  funding  rules  of  Section  412 of the  Code or
               Section 302 of ERISA, no "accumulated funding deficiency" as defined in Section 412 of the Code has been incurred, whether or not waived, and the fair market value of the assets of each such plan (excluding for these purposes accrued but unpaid contributions) exceeds the present value of all benefits accrued under such plan determined using reasonable actuarial assumptions.

          3.2 Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows:

                    (a) Organization;  Authority. Such Purchaser, if applicable, is an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization. Such Purchaser has the full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by such Purchaser of the transactions contemplated by this Agreement have been duly authorized by all necessary action on the part of such Purchaser. Each Transaction Document to which it is party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors' rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

                    (b) Experience of such Purchaser.  Such Purchaser,  alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

                    (c) Residence. If such Purchaser is an individual, then such
               Purchaser resides in the state or province identified in the address of such Purchaser set forth on the signature page hereto; if such Purchaser is a partnership, corporation, limited liability company or other entity, then the office or offices of such Purchaser in which its investment decision was made is located at the address or addresses of such Purchaser set forth on the signature page hereto.

                                  ARTICLE IV.
                         OTHER AGREEMENTS OF THE PARTIES

          4.1 No Transfer Restrictions. Certificates evidencing the Shares, the Warrants and the Warrant Shares shall not contain any legend restricting their transferability by the Purchaser. The Company shall cause its counsel to issue a legal opinion to the Company's transfer agent if required by the Company's transfer agent to effect a transfer of any of the Securities.

          4.2 Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement and Warrant Shares pursuant to any exercise of the Warrants (the "Reserved Amount"). The Reserved Amount shall be allocated pro rata among the Purchasers on the basis of the number of Shares purchased by each Purchaser at the Closing. In the event that a Purchaser shall sell or otherwise transfer any of such Purchaser's Warrant, each transferee shall be allocated a pro rata portion of such transferor's Reserved Amount. Any portion of the Reserved Amount allocated to a Purchaser or other Person which no longer holds any Warrants shall be reallocated to the remaining Purchasers pro rata based on the number of Warrant Shares issuable to each such Purchaser at such time. In the event that the Reserved Amount is insufficient at any time to cover one hundred percent 100% of the Warrant Shares issuable upon exercise of the Warrants (without regard to any restriction on such exercise), the Company shall take such action (including without limitation holding a meeting of its stockholders) to increase the Reserved Amount to cover 100% of such Warrant Shares, such increase to be effective not later than the thirtieth (30th) day (or sixtieth (60th) day, in the event stockholder approval is required for such increase) following the Company's receipt of written notice of such deficiency. While any Warrants are outstanding, the Company shall not reduce the Reserved Amount without obtaining the prior written consent of each Purchaser then holding a Warrant.

          4.3 Securities Laws Disclosure; Publicity. The Company shall, by 8:30 a.m. eastern time on the first (1st) Business Day following the Closing Date, issue a press release or file a Current Report on Form 8-K reasonably acceptable to each Purchaser disclosing all material terms of the transactions contemplated hereby.

          4.4 Non-Public Information. The Company covenants and agrees that neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information in which such Purchaser specifically agrees to receive such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenants in effecting transactions in securities of the Company.

          4.5 Use of Proceeds. The Company shall use the net proceeds from the sale of the Securities in the ordinary course of its business and consistent with past practice; provided, however, that the Company shall not use such proceeds (i) to pay down, repurchase or redeem any debt or securities issued by the Company or any Subsidiary, (ii) to pay any dividend or make any distribution on any such securities, or (iii) to repay any loan made to or incurred by any employee or Affiliate of the Company.

          4.6 Indemnification.

                    (a) The  Company  shall  indemnify  and hold  harmless  each
               Purchaser, each officer, director, employee, agent and representative of such Purchaser, and each person, if any, who controls such Purchaser within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages, liabilities or reasonable out-of-pocket expenses (whether joint or several) (collectively, including legal or other expenses reasonably incurred in connection with investigating or defending same, "Losses"), insofar as any such Losses arise out of or are based upon (i) any misrepresentation, breach or inaccuracy, or any allegation by a third party that, if true, would constitute a breach or inaccuracy, of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or any other Transaction Document; (ii) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or (iii) the omission or alleged omission to state therein a material fact required to be stated in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Subject to the provisions of paragraph (c) below, the Company will reimburse such Purchaser, and each such officer, director, employee, agent, representative or controlling person, for any legal or other out-of-pocket expenses reasonably incurred by any such entity or person in connection with investigating or defending any Loss as such expenses are incurred. The foregoing indemnity shall not apply to amounts paid in settlement of any Loss if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be obligated to indemnify any person for any Loss to the extent that such Loss is (x) based upon and is in conformity with written information furnished by such person expressly for use in the Registration Statement or (y) based on a failure of such person to deliver or cause to be delivered the final prospectus contained in the Registration Statement and made available by the Company, if such delivery is required by applicable law. The Company shall not enter into any settlement of a Loss that does not provide for the unconditional release of such Purchaser from all liabilities and obligations relating to such Loss.

                    (b) To the extent  permitted by law, each Purchaser,  acting severally and not jointly, shall indemnify and hold harmless the Company, each officer, director, employee, agent and representative of the Company, and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act, against any Losses to the extent (and only to the extent) that any such Losses arise out of or are based upon
               (i) any misrepresentation, breach or inaccuracy, or any allegation by a third party that, if true, would constitute a breach or inaccuracy, of any of the representations, warranties, covenants or agreements made by such Purchaser in this Agreement; or (ii) written information furnished by such Purchaser expressly for use in the Registration Statement. Subject to the provisions of paragraph (c) below, such Purchaser will reimburse any legal or other expenses as reasonably incurred by the Company and any such officer, director, employee, agent, representative, or controlling person, in connection with investigating or defending any such Loss; provided, however, that the foregoing indemnity shall not apply to amounts paid in settlement of any such Loss if such settlement is effected without the consent of such Purchaser (which consent shall not be unreasonably withheld); and provided, further, that, in no event shall any indemnity under clause (ii) of this paragraph exceed the net proceeds resulting from the sale of Warrant Shares sold by such Purchaser under the Registration Statement.

                    (c) Promptly  after  receipt by an  indemnified  party under this Section 4.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim in respect thereof is to be made against any indemnifying  party  under  this  Section  4.6,  deliver  to  the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in and to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the reasonably incurred fees and expenses of one such counsel for all indemnified parties to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate under applicable standards of professional conduct due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, to the extent prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 4.6 with respect to such action, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 4.6 or with respect to any other action unless the indemnifying party is materially prejudiced as a result of not receiving such notice.

                    (d) In the event that the  indemnity  provided in  paragraph
               (a)(ii) or (iii) or paragraph (b)(ii) of this Section 4.6 is unavailable or insufficient to hold harmless an indemnified party for any reason, the Company and each Purchaser agree, severally and not jointly, to contribute to the aggregate Losses to which the Company or such Purchaser may be subject in such proportion as is appropriate to reflect the relative fault of the Company and such Purchaser in connection with the statements or omissions which resulted in such Losses; provided, however, that in no case shall such Purchaser be responsible for any amount in excess of the net proceeds resulting from the sale of the Warrant Shares sold by it under the Registration Statement. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or by such Purchaser. The Company and each Purchaser agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation. For purposes of this Section 4.6, each person who controls a Purchaser within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee, agent or representative of such Purchaser shall have the same rights to contribution as such Purchaser, and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act and each officer, director, employee, agent or representative of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

          4.7 Registration Statement.

                    (a) The  Company  will  maintain  the  effectiveness  of the
               Registration Statement until the earlier to occur of (i) the date that is five and a half years from the Closing Date, and (ii) the date on which no Warrants are outstanding.

                    (b) While any Warrants are outstanding, the Company will:

                         (i) use commercially  reasonable efforts to register or
                    qualify the Warrant Shares under the securities or "blue sky" laws of the State of New York and such other jurisdictions within the United States as shall be reasonably requested from time to time by a Purchaser, and do any and all other acts or things which may be necessary or advisable to enable such Purchaser to consummate the public sale or other disposition of the Warrant Shares in such jurisdictions; provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdiction;

                         (ii) notify each Purchaser  immediately  after becoming
                    aware of the occurrence of any event (but shall not, without the prior written consent of such Purchaser, disclose to such Purchaser any facts or circumstances constituting material non-public information) as a result of which the prospectus included in the Registration Statement, as then in effect, contains an untrue statement of material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and as promptly as practicable prepare and file with the Commission and furnish to each Purchaser a reasonable number of copies of a supplement or an amendment to such prospectus as may be necessary so that such prospectus does not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing;

                         (iii) use  commercially  reasonable  efforts to prevent
                    the issuance of any stop order or other order suspending the effectiveness of the Registration Statement and, if such an order is issued, to obtain the withdrawal thereof at the earliest possible time and to notify each Purchaser of the issuance of such order and the resolution thereof;

                         (iv) permit  counsel for each  Purchaser  to review the
                    Registration Statement and all amendments and supplements thereto, and any comments made by the staff of the Commission with respect thereto, and the Company's responses thereto, within a reasonable period of time prior to the filing thereof with the Commission (or, in the case of comments made by the staff of the Commission, within a reasonable period of time following the receipt thereof by the Company), but only to the extent that such comments concern such Purchaser and/or the transactions contemplated by the Transaction Documents; and

                         (v) in the  event  that,  at any  time,  the  number of
                    shares available under the Registration Statement is insufficient to cover all of the Warrant Shares issuable under the Warrants (without regard to any restriction on the exercise thereof) the Company shall promptly amend the Registration Statement or file a new registration statement, in any event as soon as practicable, but not later than the tenth (10th) day following notice from a Purchaser of the occurrence of such event, so that the Registration Statement or such new registration statement, or both, covers no less than one hundred percent (100%) of the Warrant Shares issuable under the Warrants (without regard to any restriction on the exercise of such Warrants). The Company shall use its best efforts to cause such amendment and/or new Registration Statement to become effective as soon as practicable following the filing thereof.

                                   ARTICLE V.
                                  MISCELLANEOUS

          5.1 Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

          5.2 Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 6:30 p.m. (New York City time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Business Day or later than 6:30 p.m. (New York City time) on any Business Day, (c) the second Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given, addressed as follows:

               If to the Company:

               2070 Route 52
               Hopewell Junction, NY 12533
               Attn:  Chief Financial Officer
               Tel:     (845) 838-7900
               Fax:     (914) 892-1901

               With a copy to:

               Richard A. Friedman, Esq.
               Darrin M. Ocasio, Esq.
               Sichenzia Ross Friedman Ference LLP
               1065 Avenue of Americas
               New York, NY 10018

               and if to a Purchaser, to such Purchaser's address appearing on the signature page hereof executed by such Purchaser, or as shall be designated by such Purchaser in writing to the Company in accordance with this Section 5.2.

          5.3 Amendments; Waivers; Assignment. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and each Purchaser or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right. Upon the transfer of any Warrant or Warrant Shares by a Purchaser, the rights of such Purchaser hereunder with respect to the securities so transferred shall be assigned automatically to the transferee thereof, and such transferee shall thereupon be deemed to be a "Purchaser" for purposes of this Agreement, as long as: (i) the Company is, within a reasonable period of time following such transfer, furnished with written notice of the name and address of such transferee, (ii) the transferee agrees in writing with the Company to be bound by all of the provisions hereof, and (iii) such transfer is made in accordance with the applicable requirements of the Securities Purchase Agreement.

          5.4 Construction. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

          5.5 Governing Law; Venue; Waiver of Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of this Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorney's fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

          5.6 Survival. The representations, warranties and covenants contained herein shall survive the Closing and delivery and/or exercise of the Securities, as applicable.

          5.7 Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.

          5.8 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.

          5.9 Independent Nature of Purchasers' Obligations and Rights. The obligations of each Purchaser hereunder are several and not joint with the obligations of the other Purchasers hereunder, and no Purchaser shall be responsible in any way for the performance of the obligations of any other investor hereunder. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute any Purchasers as a partnership, an association, a joint venture or any other kind of entity, or a "group" as described in Section 13(d) of the Exchange Act, or create a presumption that any Purchasers are in any way acting in concert with respect to such obligations or the transactions contemplated by this Agreement. Each Purchaser shall be entitled individually to protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose.

          5.10 Injunctive Relief. The parties hereto acknowledge and agree that a breach by either of their obligations hereunder will cause irreparable harm the other party and that the remedy or remedies at law for any such breach will be inadequate and agrees, in the event of any such breach, in addition to all other available remedies, the non-breaching party shall be entitled to an injunction restraining any breach and requiring immediate and specific performance of such obligations without the necessity of showing economic loss.

                            (Signature Pages Follow)

          IN WITNESS  WHEREOF,  the parties  hereto have caused this  Securities
Purchase   Agreement  to  be  duly  executed  by  their  respective   authorized
signatories as of the date first indicated above.

                         EMAGIN CORPORATION

                         By:  ________________________________
                                  Name:
                                  Title:


                         PURCHASER


                         By: __________________________



                         ADDRESS:


                               ________________________
                               ________________________
                         Attn: ________________________
                               Tel:____________________
                               Fax:____________________

                               With a copy to:


                               Attn:
                               Tel:
                               Fax:


Number of Shares to be Purchased:__________________

Number of Warrants to be Purchased:________________

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